                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                               WILLIAM O. BAILEY


Dated the 5th day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                            JOSEPH W. BROWN, JR.


Dated the 3rd day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                                  DAVID C. CLAPP


Dated the 6th day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                              CLAIRE L. GAUDIANI


Dated the 3rd day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                            WILLIAM H. GRAY, III


Dated the 6th day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                                FREDA S. JOHNSON


Dated the 3rd day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                               DANIEL P. KEARNEY


Dated the 6th day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                              JAMES A. LEBENTHAL


Dated the 3rd day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                              ROBERT B. NICHOLAS


Dated the 6th day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                            PIERRE-HENRI RICHARD


Dated the 6th day of November, 1995

                                                                   EXHIBIT 24.01



                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of corporate debt of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.


                                                                   JOHN A. ROLLS


Dated the 3rd day of November, 1995